Exhibit (10)LL

August 7, 2017
To the Banks party to the Credit Agreement referred to below
c/o Bank of America, N.A., as Administrative Agent for such Banks
222 Broadway, 14th Floor, NY3-222-14-03
New York, New York 10038

Attention: Agency Management Group

Re: Extension Amendment of Credit Agreement
Ladies and Gentlemen:
Reference is made to that certain Five-Year Credit Agreement dated as of October 5, 2016 among Target Corporation (the “Borrower”), the Banks (as defined therein) party thereto from time to time and Bank of America, N.A., as administrative agent (as amended hereby, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement).
Pursuant to Section 2.17 of the Credit Agreement, the Borrower hereby requests that the Termination Date of the Commitments be extended from October 5, 2021 to October 5, 2022.
The Credit Agreement and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this extension amendment (the “Extension Amendment”) shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions of this Extension Amendment, please evidence such agreement and indicate your response to the request for extension of the Termination Date by executing and returning three original counterparts of this Extension Amendment to Rebecca Chaffin, Esq., McGuireWoods, LLP, 201 North Tryon Street, Suite 3000, Charlotte, North Carolina 28202 by August 22, 2017.
This Extension Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Extension Amendment by telecopy or .pdf shall be effective as delivery of a manually executed counterpart of this Extension Amendment.

1000 Nicollet Mall, Minneapolis, MN 55403

This Extension Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

TARGET CORPORATION

By: /s/ Sara Ross
Name: Sara Ross
Title: Assistant Treasurer

TARGET CORPORATION
Extension Amendment
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

TARGET CORPORATION
Extension Amendment
Signature Page

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

TARGET CORPORATION
Extension Amendment
Signature Page

CITIBANK, N.A.

By: /s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

TARGET CORPORATION
Extension Amendment
Signature Page

JPMORGAN CHASE BANK, N.A.

By: /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

TARGET CORPORATION
Extension Amendment
Signature Page

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Tim Landro
Name: Tim Landro
Title: Vice President

TARGET CORPORATION
Extension Amendment
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Ekta Patel
Name: Ekta Patel
Title: Director

TARGET CORPORATION
Extension Amendment
Signature Page

BARCLAYS BANK PLC

By: /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

TARGET CORPORATION
Extension Amendment
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

TARGET CORPORATION
Extension Amendment
Signature Page

GOLDMAN SACHS BANK USA

By: /s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

TARGET CORPORATION
Extension Amendment
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

TARGET CORPORATION
Extension Amendment
Signature Page

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

TARGET CORPORATION
Extension Amendment
Signature Page

ROYAL BANK OF CANADA

By: /s/ John Flores
Name: John Flores
Title: Authorized Signatory

TARGET CORPORATION
Extension Amendment
Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

TARGET CORPORATION
Extension Amendment
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Eric Hill
Name: Eric Hill
Title: Authorized Signatory

TARGET CORPORATION
Extension Amendment
Signature Page

FIFTH THIRD BANK

By: /s/ Gary Losey
Name: Gary S. Losey
Title: VP – Relationship Manager

TARGET CORPORATION
Extension Amendment
Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

TARGET CORPORATION
Extension Amendment
Signature Page

STATE STREET BANK & TRUST COMPANY

By: /s/ Andrei Bourdine
Name: Andrei Bourdine
Title: Vice President

TARGET CORPORATION
Extension Amendment
Signature Page

FIRST HAWAIIAN BANK

By: /s/ Derek Chang
Name: Derek Chang
Title: Vice President

TARGET CORPORATION
Extension Amendment
Signature Page